Public Service Enterprise Group PSEG Earnings Conference Call 1st Quarter 2018 April 30, 2018 EXHIBIT 99.1

Forward-Looking Statements Certain of the matters discussed in this presentation about our and our subsidiaries’ future performance, including, without limitation, future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management’s beliefs as well as assumptions made by and information currently available to management. When used herein, the words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,” “should,” “hypothetical,” “potential,” “forecast,” “project,” variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward-looking statements made by us herein are discussed in filings we make with the United States Securities and Exchange Commission (SEC) including our Annual Report on Form 10-K and subsequent reports on Form 10-Q and Form 8-K. These factors include, but are not limited to: • fluctuations in wholesale power and natural gas markets, including the potential impacts on the economic viability of our generation units; • our ability to obtain adequate fuel supply; • any inability to manage our energy obligations with available supply; • increases in competition in wholesale energy and capacity markets; • changes in technology related to energy generation, distribution and consumption and customer usage patterns; • economic downturns; • third party credit risk relating to our sale of generation output and purchase of fuel; • adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in funding requirements; • changes in state and federal legislation and regulations; • the impact of pending and any future rate case proceedings; • regulatory, financial, environmental, health and safety risks associated with our ownership and operation of nuclear facilities; • adverse changes in energy industry laws, policies and regulations, including market structures and transmission planning; • changes in federal and state environmental regulations and enforcement; • delays in receipt of, or an inability to receive, necessary licenses and permits; • adverse outcomes of any legal, regulatory or other proceeding, settlement, investigation or claim applicable to us and/or the energy industry; • changes in tax laws and regulations; • the impact of our holding company structure on our ability to meet our corporate funding needs, service debt and pay dividends; • lack of growth or slower growth in the number of customers or changes in customer demand; • any inability of Power to meet its commitments under forward sale obligations; • reliance on transmission facilities that we do not own or control and the impact on our ability to maintain adequate transmission capacity; • any inability to successfully develop or construct generation, transmission and distribution projects; • any equipment failures, accidents, severe weather events or other incidents that impact our ability to provide safe and reliable service to our customers; • our inability to exercise control over the operations of generation facilities in which we do not maintain a controlling interest; • any inability to recover the carrying amount of our long-lived assets and leveraged leases; • any inability to maintain sufficient liquidity; • any inability to realize anticipated tax benefits or retain tax credits; • challenges associated with recruitment and/or retention of key executives and a qualified workforce; • the impact of our covenants in our debt instruments on our operations; and • the impact of acts of terrorism, cybersecurity attacks or intrusions. All of the forward-looking statements made in this presentation are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business, prospects, financial condition, results of operations or cash flows. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this presentation apply only as of the date of this presentation. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even in light of new information or future events, unless otherwise required by applicable securities laws. The forward-looking statements contained in this presentation are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

GAAP Disclaimer PSEG presents Operating Earnings and Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) in addition to its Net Income reported in accordance with accounting principles generally accepted in the United States (GAAP). Operating Earnings and Adjusted EBITDA are non-GAAP financial measures that differ from Net Income. Non-GAAP Operating Earnings exclude the impact of returns (losses) associated with the Nuclear Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting and material one-time items. Non-GAAP Adjusted EBITDA excludes the same items as our non-GAAP Operating Earnings measure as well as income tax expense, interest expense and depreciation and amortization. The last three slides in this presentation (Slides A, B and C) include a list of items excluded from Net Income/(Loss) to reconcile to non-GAAP Operating Earnings and non-GAAP Adjusted EBITDA with a reference to those slides included on each of the slides where the non-GAAP information appears. Management uses non-GAAP Operating Earnings in its internal analysis, and in communications with investors and analysts, as a consistent measure for comparing PSEG’s financial performance to previous financial results. Management believes non-GAAP Adjusted EBITDA is useful to investors and other users of our financial statements in evaluating operating performance because it provides them with an additional tool to compare business performance across companies and across periods. Management also believes that non-GAAP Adjusted EBITDA is widely used by investors to measure operating performance without regard to items such as income tax expense, interest expense and depreciation and amortization, which can vary substantially from company to company depending upon, among other things, the book value of assets, capital structure and whether assets were constructed or acquired. Non-GAAP Adjusted EBITDA also allows investors and other users to assess the underlying financial performance of our fleet before management’s decision to deploy capital. The presentation of non-GAAP Operating Earnings and non-GAAP Adjusted EBITDA is intended to complement, and should not be considered an alternative to, the presentation of Net Income, which is an indicator of financial performance determined in accordance with GAAP. In addition, non-GAAP Operating Earnings and non-GAAP Adjusted EBITDA as presented in this release may not be comparable to similarly titled measures used by other companies. Due to the forward looking nature of non-GAAP Operating Earnings and non-GAAP Adjusted EBITDA guidance, PSEG is unable to reconcile these non-GAAP financial measures to the most directly comparable GAAP financial measure. Management is unable to project certain reconciling items, in particular MTM and NDT gains (losses), for future periods due to market volatility. These materials and other financial releases can be found on the PSEG website at www.pseg.com, under the Investors tab. From time to time, PSEG, PSE&G and PSEG Power release important information via postings on their corporate website at http://investor.pseg.com. Investors and other interested parties are encouraged to visit the corporate website to review new postings. The “email alerts” link at http://investor.pseg.com may be used to enroll to receive automatic email alerts and/or really simple syndication (RSS) feeds regarding new postings at http://investor.pseg.com/rss.

PSEG 2018 Q1 Review Ralph Izzo Chairman, President and Chief Executive Officer

PSEG Q1 2018 – Results … First Quarter Highlights Net Income of $1.10 vs. Net Income of $0.22 per share in Q1 2017 Non-GAAP Operating Earnings* of $0.97, up 5.4% over $0.92 per share in Q1 2017 Operational & Regulatory focus achieving objectives for growth as risk is managed PSE&G Earnings Per Share up 6.8% aided by growth in investment PSEG Power non-GAAP results up 10% aided by tax reform Operational Excellence Nuclear fleet performance remains strong as Hope Creek experiences record 517 day run PSE&G responded to four major storms within 30 days in Q1 2018 Power’s fleet diversity/availability responsive to January cold snap Disciplined Investment – Producing Results PSEG expected to invest ~$3.4 billion in 2018, consisting primarily of $2.7 billion at PSE&G and $0.6 billion at PSEG Power Regulatory/Legislative Focus: Legislative support for Nuclear and Clean Energy initiatives awaiting Governor’s signature; GSMP II Settlement, subject to BPU approval, consistent with rate base growth objectives Major capital Initiatives: Keys Energy Center & Sewaren 7 in-service by mid-2018; Bridgeport Harbor 5 in-service mid-2019 * See Slides A, B and C for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP).

PSEG Q1 Results Summary – Solid Results Quarter ended March 31 * See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP). $ millions (except EPS) 2018 2017 Net Income $ 558 $ 114 Reconciling Items (66) 352 Operating Earnings (non-GAAP)* $ 492 $ 466 EPS from Net Income $ 1.10 $ 0.22 EPS from Operating Earnings (non-GAAP)* $ 0.97 $ 0.92

Key Provisions of the Zero Emissions Certificate Bill* Zero Emission Certificate Upon enactment, directs NJ Board of Public Utilities (BPU) to pursue contracts with generators of nuclear energy for Zero Emission Certificates (ZEC) equal to no more than 40% of NJ’s retail electric deliveries. BPU will assess a nuclear plant’s financial need in addition to its impact on the state’s air quality, fuel diversity, and environmental attributes. BPU, upon enactment, has 180 days to complete a proceeding for commencement of a program and 330 days to establish criteria and determine eligibility and selection of nuclear power plants for ZEC payment. Process Term Selected nuclear power plants shall initially receive ZECs for a period that shall run from date of selection through the end of the first energy year plus an additional three years; 13 months prior to the conclusion of the 3-year period, the nuclear power plant must demonstrate its eligibility to receive ZECs for additional three-year periods. ZEC Revenue = $0.004/KWh X Retail Electric Deliveries Greater of 40% of Retail Electric Deliveries, or KWhs from selected nuclear plants ZEC Payment** *Awaiting Governor’s signature **There is no assurance that any PSEG Power facility will satisfy the eligibility requirements for ZEC payments or, if satisfied, whether such ZEC payments will provide a sufficient safety net for continued operations.

Clean Energy Bill – New Direction for NJ Energy Policy* Energy Efficiency (EE) Electric utilities must reduce energy consumption by 2% and Gas utilities must reduce energy consumption by 0.75% from average annual usage over prior 3-year period within 5 years Annual filing required for utilities to recover “reasonable and prudent costs” including return of and on capital and revenue impact of sales losses Utilities subject to incentive/penalty mechanism associated with meeting EE savings targets Renewable Portfolio Standard (RPS) Class 1 obligation increases to 21% by January 2020; 35% by January 2025 and 50% by January 2030 Caps impact of RPS on customer bill at 9% over 2019 – 2021 and 7% over subsequent years Cap on customer bill excludes the cost of offshore wind and storage Solar Annual solar requirement increases to 4.8% in 2025 from current requirement of 3.3% in 2019 and 3.8% in 2025 before declining to 4.5% in 2026 and 1.1% in 2033 BPU must complete a study on how to modify or replace the SREC program by 24 months after enactment Net metering cap increased to 5.8% from 2.9% Community Solar BPU must develop rules and regulations establishing a “Community Solar Energy Pilot Program” Offshore Wind (OSW) Offshore Wind obligation increases to 3,500 MW from 1,100 MW Allows OSW projects to receive tax credits from the Energy Development Agency (EDA) Dept. of Labor directed to develop job training programs to support OSW development Energy Storage BPU to provide Governor and Legislature with analysis of “energy storage needs and opportunities” BPU to initiate process within six months of delivering report that establishes a process and mechanism for achieving 600 MW of energy storage by 2021 and 2,000 MW by 2030 *Awaiting Governor’s signature

Growth in utility infrastructure investment and Tax reform expected to drive increase in earnings PSEG Reaffirming 2018 Full-Year Guidance +6% over 2017 Non-GAAP Operating Earnings* Contribution by Subsidiary 2017 Actual and 2018 Guidance * See Slides A, B and C for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP). ** Based on the mid-point of 2018 non-GAAP Operating Earnings guidance of $3.00 - $3.20 per share. E = Estimate. $3.00 - $3.20E PSE&G represents approximately two-thirds of 2018 Operating Earnings Guidance

PSEG 2018 Q1 Operating Company Review Dan Cregg EVP and Chief Financial Officer

PSEG – Q1 Results by Subsidiary GAAP Net Income/(Loss) 2018 2017 Change PSE&G $ 0.63 $ 0.59 $ 0.04 PSEG Power $ 0.46 $ (0.34) $ 0.80 PSEG Enterprise/Other $ 0.01 $ (0.03) $ 0.04 Total PSEG $ 1.10 $ 0.22 $ 0.88 Non-GAAP Operating Earnings* 2018 2017 Change PSE&G $ 0.63 $ 0.59 $ 0.04 PSEG Power $ 0.33 $ 0.30 $ 0.03 PSEG Enterprise/Other $ 0.01 $ 0.03 $(0.02) Total PSEG $ 0.97 $ 0.92 $ 0.05 *See Slide A, B and C for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP) for PSEG, PSE&G, PSEG Power and PSEG Enterprise/Other. PSEG Q1 EPS Summary – Quarter ended March 31

$ / share PSEG EPS Reconciliation – Q1 2018 versus Q1 2017 *See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP). **Reflects the impact of new accounting guidance effective January 1, 2018 which no longer allows capitalization of non-service components of pension and OPEB costs and requires the reclassification of these costs below Operating Income. Capacity 0.01 Re-contracting & Market (0.06) O&M (0.01) Depreciation & Interest 0.02 Taxes & Other 0.07 Transmission 0.03 GSMP 0.02 Weather 0.01 Distribution O&M and Other** (0.01) Depreciation (0.01) Q1 2018 Net Income Q1 2017 Net Income PSEG Power PSE&G Enterprise/ Other Q1 2017 Operating Earnings (non-GAAP)* Q1 2018 Operating Earnings (non-GAAP)* Interest Expense & Absence of Tax Benefit $0.22 0.04 0.03 $0.92 $0.97 $1.10 Utility investment and Tax Reform drive Q1 earnings (0.02)

PSE&G 2018 Q1 Review

PSE&G – Q1 Summary of Results $ millions (except EPS) Q1 2018 Q1 2017 Variance Operating Revenues $ 1,845 $ 1,826 $ 19 Operating Expenses Energy Costs 782 762 20 Operation & Maintenance 391 370 21 Depreciation & Amortization 190 171 19 Total Operating Expenses 1,363 1,303 60 Net Income $ 319 $ 299 $ 20 EPS from Net Income $ 0.63 $ 0.59 $ 0.04

$ / share PSE&G EPS Reconciliation – Q1 2018versus Q1 2017 Investment drives growth in Q1 earnings Q1 2017 Net Income Q1 2018 Net Income Transmission 0.03 GSMP 0.02 Weather 0.01 Distribution O&M and Other* (0.01) Depreciation (0.01) *Reflects the impact of new accounting guidance effective January 1, 2018 which no longer allows capitalization of non-service components of pension and OPEB costs and requires the reclassification of these costs below Operating Income.

PSE&G – Monthly Heating Degree Days 1Q 2018 winter weather, as defined by heating degree days, was ~1.5% warmer than normal and 8% colder than 1Q 2017; a colder than normal March offset a normal January and one of the warmest Februarys on record. Monthly Heating Degree Days Q1 2018 vs. Q1 2017 vs. Q1 Normal Heating Degree Days

GSMP II settlement extends and expands accelerated gas mains replacement program

Gas System Modernization Program

2016

Investment term: 3 years

- $905M Total investment
- Replaces ~150 miles per year
- Recovery: Annual recovery
  $215M/year via clause;
  $85M/year via base rate case;
  ROE: 9.75%

Gas System Modernization Program II

2018

Investment term: 5 years

- Settlement increases annual investment
- $1.9 billion Total investment starts 2019
- Replaces ~175 miles per year
- Recovery: Semiannual recovery
  $315M/year via clause;
  $300M of additional spend recoverable in next rate case;
  ROE to be set in pending rate review
- PSE&G agrees to file a base rate case within 5 years of starting GSMP II
- Awaiting BPU approval

16

PSE&G 2018 Distribution Rate Case Filing Dockets ER 18010029 (Electric) and GR 18010030 (Gas) Filed January 12, 2018; Anticipate new rates Fourth Quarter 2018 Test year – July 1, 2017 through June 30, 2018 (with certain pro forma adjustments) Rate base request of $9.6B ($5.6B E; $4B G) as of December 31, 2018 ROE request of 10.3%; Capitalization structure with 54% equity Requested Increase: >1% due to April, 2018 decrease in revenue due to tax reform O&M and Sales are roughly flat to last rate case eight years ago Capital recovery beyond clauses and $125M increase in Depreciation rate Decoupling of revenues from sales volumes Taxes –Flow back of deferred taxes to offset storm costs and reduce bill impact Updates since filing: Taxes –lowered rates on April 1 to accelerate return of tax rate savings to customers; Updated filing for other tax impacts such as loss of bonus depreciation 9x3 update to be filed in May Overall bill for the typical PSE&G residential customer, even after consideration of the requested change, would remain~20% lower than bills after last base rate case

PSE&G – Q1 Operating Highlights GSMP II settlement will provide for 5-year investment of $1.9 billion FERC formula rate revenue increase of $64 million, net of $148 million due to lower tax rate, implemented January 1 PSE&G lowered distribution rates by $114 million effective April 1, 2018 to pass through tax reform benefits Q1 weather 1% warmer than normal but 8% colder than Q1 2017 Commissioner Fiordaliso (D) named President of NJ Board of Public Utilities (BPU); Robert Gordon (D) appointed to BPU; Commissioner Holden (R) reappointed to BPU Operations Regulatory and Market Environment PSE&G plan to invest $2.7 billion in 2018 part of 5-year, $11.5 billion - $13.2 billion capital program providing 7% - 9% annual growth in rate base PSE&G’s Q1 2018 earnings increased by $0.04 per share, or 6.8% PSE&G’s 2018 Net Income guidance range remains unchanged at $1,000 million - $1,030 million Financial Residential and commercial electric sales rose by 0.4% on weather-normalized basis; total sales declined 1.1% due to absence of one-time event that increased industrial sales in year-ago period Total firm gas sales rose by 1.6% on a weather-normalized basis PSE&G responded to four major storms during 1Q within 30 days

PSEG Power 2018 Q1 Review

PSEG Power – Q1 Summary of Results $ millions (except EPS) Q1 2018 Q1 2017 Variance Operating Revenues $ 1,403 $ 1,269 $ 134 Net Income/(Loss) 234 (170) 404 Reconciling Items (66) 320 (386) Operating Earnings (non-GAAP)* $ 168 $ 150 $ 18 EPS from Net Income/(Loss) $ 0.46 $ (0.34) $ 0.80 EPS from Operating Earnings (non-GAAP)* $ 0.33 $ 0.30 $ 0.03 Adjusted EBITDA (non-GAAP)* $ 313 $ 359 $ (46) *See Slide C for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP) and Adjusted EBITDA (non-GAAP) for PSEG Power.

Capacity 0.01 Re-contracting & Market (0.06) $ / share PSEG Power EPS Reconciliation – Q1 2018 versus Q1 2017 O&M (0.01) Depreciation & Interest 0.02 Taxes & Other 0.07 * See Slide C for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP) for PSEG Power. Q1 2018 Net Income Q1 2017 Net (Loss) Q1 2017 Operating Earnings (non-GAAP)* Q1 2018 Operating Earnings (non-GAAP)* 0.40 0.00 0.30 0.20 0.10 -0.40 ($0.34) ~ ~ - 0.50

PSEG Power – Q1 Generation Measures Total Nuclear Total Coal** Natural Gas * Excludes solar and Kalaeloa. ** Includes figures for Pumped Storage. PSEG Power – Generation (GWh)* 12,834 12,714 PSEG Power – Capacity Factors (%) Quarter ended March 31 2017 2018 Combined Cycle 41.8% 37.4% Coal** PA 83.5% 81.3% CT 9.6% 22.5% Nuclear 100% 99.5% Quarter ended March 31 ($ millions) 2017 2018 Gas $ 78 $ 89 Oil 0 25 Coal 35 44 Total Fossil 113 158 Nuclear 54 50 Total Fuel Cost $ 167 $ 208 Total Generation (GWh) 12,834 12,714 $ / MWh 13.01 16.36 PSEG Power – Fuel Costs Oil

PSEG Power – Gross Margin Performance $35 Quarter ended March 31 Lower hedge prices Capacity revenues higher in New England PJM-West spark spread expanded in 1Q 2018 but contracted in PS Zone Regional Performance Region Q1 Gross Margin ($M) Q1 2018 Performance PJM $405 Re-contracting at lower prices; gas availability constrained during cold snap New England $31 Higher capacity revenues New York $13 Increased demand supported by gas availability PSEG Power Gross Margin ($/MWh) $44 $37

Hedging Update Contracted Energy* * Hedge percentages and prices as of March 31, 2018 and reflect revenues of full requirement load deals based on contract price, including renewable energy credits, ancillary, and transmission components but excluding capacity. Hedges include positions with MTM accounting treatment and options.

PSEG Power – Q1 Operating Highlights Q1 output affected by mild February and CCGT maintenance outages in March 2018 expected generation output unchanged at 55 – 57 TWh Nuclear fleet achieved average capacity factor of 99.5% as Hope Creek operated for record 517 days prior to Spring 2018 refueling outage; CCGT fleet had a capacity factor of 37% producing 2.7 TWh of energy; Coal fleet produced 1.5 TWh of energy Operations Regulatory and Market Environment Financial PJM seeking FERC approval for one of two alternative & mutually exclusive proposals to reform capacity market in response to state subsidies for base load capacity PJM Staff directed to complete analysis on implementation of fast-start pricing by 3Q 2018 to enable implementation for Winter 2018/2019 Keys Energy Center and Sewaren 7 projected to be in-service by mid-2018; Bridgeport Harbor 5 target completion remains mid-2019 PSEG Power resolved cost-based bidding issue with FERC from 2014 with no material financial impact Power’s total debt as a percentage of capitalization at March 31 was 28% 1Q 2018 non-GAAP EPS increased by 10% benefiting from tax reform Power’s 2018 non-GAAP Operating Earnings guidance range remains unchanged at $485 million - $560 million; non-GAAP Adjusted EBITDA guidance for 2018 remains unchanged at $1,075 million - $1,180 million

PSEG

PSEG Financial Highlights Affirming 2018 non-GAAP Operating Earnings guidance of $3.00 - $3.20 per share NJ Legislative initiatives, awaiting Governor’s approval, support nuclear capacity and advance clean energy agenda PSEG’s 5-Year capital spending forecast of $13 billion - $15 billion over the 2018 – 2022 period mainly directed at PSE&G capital program PSE&G capital spend forecast of $11.5 billion - $13.2 billion supports annual growth in rate base of 7% - 9% over 2018 – 2022 GSMP II agreement providing for 5-year, $1.9B investment program, awaiting BPU approval PSEG Power’s capital program, including completion of new generation, will improve fleet efficiency Financial position remains strong: Increased 2018 indicative common dividend by 4.7% to $1.80 per share PSEG is a net beneficiary from the Tax Act No need to issue equity to finance capital program; credit metrics support additional balance sheet capacity Debt as a percentage of capitalization was 49% at March 31

Affirming PSEG 2018 Guidance - By Subsidiary $ millions (except EPS) 2018E 2017 PSE&G $1,000 - $1,030 $963 PSEG Power (non-GAAP)* $485 - $560 $505 PSEG Enterprise/Other $35 - $35 $20 Operating Earnings (non-GAAP)* $1,520 - $1,625 $1,488 Operating EPS (non-GAAP)* $3.00 - $3.20E $2.93 Segment Operating Earnings Guidance and Prior Results (non-GAAP, as noted)* $ millions 2018E 2017 PSEG Power $1,075 - $1,180 $1,172 Adjusted EBITDA (non-GAAP)* * See Slides A and B for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP) and Slide C for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP) and Adjusted EBITDA (non-GAAP). E = Estimate.

PSEG Liquidity as of March 31, 2018

A Please see slide 2 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income. Attachment 8 PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED Consolidated Operating Earnings (non-GAAP) Reconciliation Reconciling Items Three Months Ended Year-Ended March 31, December 31, 2018 2017 2017 ($ millions, Unaudited) Net Income $558 $114 $1,574 (Gain) Loss on Nuclear Decommissioning Trust (NDT) Fund Related Activity, pre-tax (PSEG Power)(a) 24 -17 -,133 NDT (Gain) Loss on Mark-to-Market (MTM), pre-tax (b) (PSEG Power) -,118.23619418556127 -10 167.37109044801352 MTM Hudson/Mercer Early Retirement, pre-tax (PSEG Power) 4 564 975 Hudson Lease Related Activity, pre-tax (PSEG Enterprise/Other) 0 55 77 Lease Income Taxes related to Operating Earnings (non-GAAP) reconciling items, taxes excluding Tax Reform(c) 24.236194185561274 -,240 -,427.37109044801355 Tax Reform 0 0 -,745 Operating Earnings (non-GAAP) $492 $466 $1,488 PSEG Fully Diluted Average Shares Outstanding (in millions) 507 508 507 ($ Per Share Impact - Diluted, Unaudited) Net Income $1.1000000000000001 $0.21999999999999992 $3.1 (Gain) Loss on NDT Fund Related Activity, pre-tax(a) (PSEG Power) 0.04 -0.03 -0.26 (Gain) Loss on MTM, pre-tax (b) (PSEG Power) -0.23 -0.02 0.33 Hudson/Mercer Early Retirement, pre-tax (PSEG Power) 0.01 1.1000000000000001 1.92 Lease Related Activity, pre-tax (PSEG Enterprise/Other) 0 0.11 0.15 Income Taxes related to Operating Earnings (non-GAAP) reconciling items, excluding Tax reform(c) 0.05 -0.46 -0.84 Tax Reform 0 0 -1.47 Operating Earnings (non-GAAP) $0.9700000000000002 $0.92000000000000015 $2.9300000000000006 (a) Effective January 1, 2018, unrealized gains (losses) on equity securities are recorded in Net Income instead of Other Comprehensive Income (Loss). (b) Includes the financial impact from positions with forward delivery months. (c) Income tax effect calculated at 28.11% and 40.85% statutory rate for 2018 and 2017, respectively, except for lease related activity which is calculated at a combined leveraged lease effective tax rate, and NDT related activity which is calculated at the statutory rate plus a 20% tax on income (losses) from qualified NDT funds.

B Please see slide 2 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income. PSE&G Operating Earnings (non-GAAP) Reconciliation Reconciling Items Three Months Ended Year-Ended March 31, December 31, 2018 2017 2017 ($ millions, Unaudited) Net Income $319 $299 $973 Tax Reform 0 0 -10 Operating Earnings (non-GAAP) $319 $299 $963 PSEG Fully Diluted Average Shares Outstanding (in millions) 507 508 507 PSEG Power Operating Earnings (non-GAAP) and Adjusted EBITDA (non-GAAP) Reconciliation Three Months Ended Year-Ended Reconciling Items March 31, December 31, 2018 2017 2017 ($ millions, Unaudited) Net Income (Loss) $234 $-,170 $479 (Gain) Loss on NDT Fund Related Activity, pre-tax(a) 24 -17 -,133 (Gain) Loss on MTM, pre-tax (b) -,118.23619418556127 -10 167 Hudson/Mercer Early Retirement, pre-tax 4 564 975 Income Taxes related to Operating Earnings (non-GAAP) reconciling items, excluding Tax Reform(c) 24.236194185561274 -,217 -,395 Tax Reform 0 0 -,588 Operating Earnings (non-GAAP) $168 $150 $505 Depreciation and Amortization, pre-tax (d) 80 92 333 Interest Expense, pre-tax (d) (e) 6 16 48 Income Taxes (d) 58.763805814438726 101 286 Adjusted EBITDA (non-GAAP) $312.76380581443874 $359 $1,172 PSEG Fully Diluted Average Shares Outstanding (in millions) 507 508 507 (a) Effective January 1, 2018, unrealized gains (losses) on equity securities are recorded in Net Income instead of Other Comprehensive Income (Loss). (b) Includes the financial impact from positions with forward delivery months. (c) Income tax effect calculated at 28.11% and 40.85% statutory rate for 2018 and 2017, respectively, except for NDT related activity which is calculated at the statutory rate plus a 20% tax on income (losses) from qualified NDT funds. (d) Excludes amounts related to Operating Earnings (non-GAAP) reconciling items. (e) Net of capitalized interest. PSEG Enterprise/Other Operating Earnings (non-GAAP) Reconciliation Reconciling Items Three Months Ended Year-Ended March 31, December 31, 2018 2017 2017 ($ millions, Unaudited) Net Income (Loss) $5 $-15 $122 Lease Related Activity, pre-tax 0 55 77 Income Taxes related to Operating Earnings (non-GAAP) reconciling items, excluding Tax Reform(a) 0 -23 -32 Tax Reform 0 0 -,147 Operating Earnings (non-GAAP) $5 $17 $20 PSEG Fully Diluted Average Shares Outstanding (in millions) 507 508 507 (a) Income tax effect calculated at a combined leveraged lease effective tax rate. PSE&G Operating Earnings (non-GAAP) Reconciliation Reconciling Items Three Months Ended Year-Ended March 31, December 31, 2018 2017 2017 ($ millions, Unaudited) Net Income $319 $299 $973 Tax Reform 0 0 -10 Operating Earnings (non-GAAP) $319 $299 $963 PSEG Fully Diluted Average Shares Outstanding (in millions) 507 508 507 PSEG Power Operating Earnings (non-GAAP) and Adjusted EBITDA (non-GAAP) Reconciliation Three Months Ended Year-Ended Reconciling Items March 31, December 31, 2018 2017 2017 ($ millions, Unaudited) Net Income (Loss) $234 $-,170 $479 (Gain) Loss on NDT Fund Related Activity, pre-tax(a) 24 -17 -,133 (Gain) Loss on MTM, pre-tax (b) -,118.23619418556127 -10 167 Hudson/Mercer Early Retirement, pre-tax 4 564 975 Income Taxes related to Operating Earnings (non-GAAP) reconciling items, excluding Tax Reform(c) 24.236194185561274 -,217 -,395 Tax Reform 0 0 -,588 Operating Earnings (non-GAAP) $168 $150 $505 Depreciation and Amortization, pre-tax (d) 80 92 333 Interest Expense, pre-tax (d) (e) 6 16 48 Income Taxes (d) 58.763805814438726 101 286 Adjusted EBITDA (non-GAAP) $312.76380581443874 $359 $1,172 PSEG Fully Diluted Average Shares Outstanding (in millions) 507 508 507 (a) Effective January 1, 2018, unrealized gains (losses) on equity securities are recorded in Net Income instead of Other Comprehensive Income (Loss). (b) Includes the financial impact from positions with forward delivery months. (c) Income tax effect calculated at 28.11% and 40.85% statutory rate for 2018 and 2017, respectively, except for NDT related activity which is calculated at the statutory rate plus a 20% tax on income (losses) from qualified NDT funds. (d) Excludes amounts related to Operating Earnings (non-GAAP) reconciling items. (e) Net of capitalized interest. PSEG Enterprise/Other Operating Earnings (non-GAAP) Reconciliation Reconciling Items Three Months Ended Year-Ended March 31, December 31, 2018 2017 2017 ($ millions, Unaudited) Net Income (Loss) $5 $-15 $122 Lease Related Activity, pre-tax 0 55 77 Income Taxes related to Operating Earnings (non-GAAP) reconciling items, excluding Tax Reform(a) 0 -23 -32 Tax Reform 0 0 -,147 Operating Earnings (non-GAAP) $5 $17 $20 PSEG Fully Diluted Average Shares Outstanding (in millions) 507 508 507 (a) Income tax effect calculated at a combined leveraged lease effective tax rate.

C Please see slide 2 for an explanation of PSEG’s use of Operating Earnings and adjusted EBITDA as a non-GAAP financial measure and how it differs from Net Income. PSE&G Operating Earnings (non-GAAP) Reconciliation Reconciling Items Three Months Ended Year-Ended March 31, December 31, 2018 2017 2017 ($ millions, Unaudited) Net Income $319 $299 $973 Tax Reform 0 0 -10 Operating Earnings (non-GAAP) $319 $299 $963 PSEG Fully Diluted Average Shares Outstanding (in millions) 507 508 507 PSEG Power Operating Earnings (non-GAAP) and Adjusted EBITDA (non-GAAP) Reconciliation Three Months Ended Year-Ended Reconciling Items March 31, December 31, 2018 2017 2017 ($ millions, Unaudited) Net Income (Loss) $234 $-,170 $479 (Gain) Loss on NDT Fund Related Activity, pre-tax(a) 24 -17 -,133 (Gain) Loss on MTM, pre-tax (b) -,118.23619418556127 -10 167 Hudson/Mercer Early Retirement, pre-tax 4 564 975 Income Taxes related to Operating Earnings (non-GAAP) reconciling items, excluding Tax Reform(c) 24.236194185561274 -,217 -,395 Tax Reform 0 0 -,588 Operating Earnings (non-GAAP) $168 $150 $505 Depreciation and Amortization, pre-tax (d) 80 92 333 Interest Expense, pre-tax (d) (e) 6 16 48 Income Taxes (d) 58.763805814438726 101 286 Adjusted EBITDA (non-GAAP) $312.76380581443874 $359 $1,172 PSEG Fully Diluted Average Shares Outstanding (in millions) 507 508 507 (a) Effective January 1, 2018, unrealized gains (losses) on equity securities are recorded in Net Income instead of Other Comprehensive Income (Loss). (b) Includes the financial impact from positions with forward delivery months. (c) Income tax effect calculated at 28.11% and 40.85% statutory rate for 2018 and 2017, respectively, except for NDT related activity which is calculated at the statutory rate plus a 20% tax on income (losses) from qualified NDT funds. (d) Excludes amounts related to Operating Earnings (non-GAAP) reconciling items. (e) Net of capitalized interest. PSEG Enterprise/Other Operating Earnings (non-GAAP) Reconciliation Reconciling Items Three Months Ended Year-Ended March 31, December 31, 2018 2017 2017 ($ millions, Unaudited) Net Income (Loss) $5 $-15 $122 Lease Related Activity, pre-tax 0 55 77 Income Taxes related to Operating Earnings (non-GAAP) reconciling items, excluding Tax Reform(a) 0 -23 -32 Tax Reform 0 0 -,147 Operating Earnings (non-GAAP) $5 $17 $20 PSEG Fully Diluted Average Shares Outstanding (in millions) 507 508 507 (a) Income tax effect calculated at a combined leveraged lease effective tax rate.